                                                                 Exhibit 10.8

                        GALYAN'S TRADING COMPANY, INC.

                                    FORM OF

                       1999 STOCK SUBSCRIPTION AGREEMENT


          THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and
                                                   ---------
entered into as of _________, by and between Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), and __________________ ("Purchaser").
                          -------                             ---------

                                R E C I T A L S
                                - - - - - - - -

          A. The Company now desires to sell to Purchaser, who is an employee of the Company, and Purchaser desires to purchase from the Company, Shares (as hereinafter defined), subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

          B. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to hold such shares subject to the restrictions and interests created by this Agreement.

                              A G R E E M E N T:
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

          1.  Sale and Purchase of Shares. The Company hereby agrees to sell to
              ---------------------------
Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, ________shares of Class A Common Stock without par value of the Company (individually, a "Share," and collectively, the "Shares" or the "Common Stock"),
                  -----                                          ------------
at a price of $_________ per Share, for an aggregate purchase price of __________ (the "Purchase Price"). The Purchase Price shall be payable by
                 --------------
delivery of (a) cash or Purchaser's check in the amount of _________, and (b) a secured promissory note of Purchaser issued to the Company for ____________ due five years from the effective date hereof (the "Note"). Payment of all amounts
                                                ----
owed under the Note and compliance by Purchaser with the terms and conditions of this Agreement and the Pledge Agreement (as hereinafter defined) shall be secured by a pledge of the Shares, in conjunction with which Purchaser shall execute a Stock Pledge Agreement dated as of the date hereof (the "Pledge
                                                                   ------
Agreement"). Purchaser shall deliver the cash or check, the Note, and the Pledge
---------
Agreement to the Company prior to the Closing Date, each dated as of the Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the Disclosure Statement regarding
Section 83(b) of the Internal Revenue Code of 1986, as amended.

          2.  Restrictions on Transfer.
              ------------------------

              (a)  Compliance with Securities Laws. Notwithstanding anything
                   -------------------------------
contained in this Agreement, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer"), or enter into any swap,
                                     --------
participation or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership with respect to (a "Swap
                                                                           ----
Transaction"), any of the Shares, or any right, title or interest therein,
-----------
except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), applicable state securities laws and this Agreement. Any
---------------
purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) or Swap Transactions with respect to any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

              (b)  Opinion of Counsel.  Purchaser agrees that it will not
                   ------------------
Transfer any Shares (other than in a Public Market Sale (as hereinafter defined)) prior to delivery to the Company of an opinion of counsel in form and substance reasonably satisfactory to the Company with respect to compliance with the Securities Act.

              (c)  Transfers by Purchaser.
                  ----------------------

                      (i) Subject to and upon full compliance with Section 6 of the Pledge Agreement, Purchaser may, at any time or times, Transfer any or all of the Shares: (a) inter vivos to Purchaser's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Purchaser's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses
     (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 2(c)(i), Shares shall not be Transferred pursuant to this Section 2(c)(i) until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Purchaser. Transfers made in accordance with this Section 2(c)(i) shall not be subject to the provisions of Section 3 of this Agreement.

                      (ii) Prior to the date that is five (5) years from the date hereof (the "Permitted Transfer Date"), Purchaser shall not Transfer
                       -----------------------
     any of his Shares or enter into any Swap Transaction with respect to any of his Shares, other than a Transfer (i) to the Company, (ii) pursuant to and in conformity with Section 2(c)(i) hereof, (iii) pursuant to and in conformity with Section 5 or 6 hereof, or (iv) in a Public Market Sale. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Securities Act or which is permitted by Rule 701 promulgated under the Securities Act or which is made pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission.

                      (iii) From and after the Permitted Transfer Date, Purchaser may Transfer all or any portion of his Shares, provided that (x) the transferee executes

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

              a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that such transferee and the Shares so Transferred shall thereafter remain subject to the provisions of Section 3, 4 and 5 of this Agreement and (y) such Transfer is subject to compliance with Section 3 hereof.

              3.   Right of First Refusal.
                   ----------------------

                   (a)  Sales, Notice. Prior to any intended Transfer pursuant
                        -------------
to Section 2(c)(iii) hereof, Purchaser shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i)
                                   ------
Purchaser's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Purchaser proposes to Transfer (individually, an "Offered Share," and collectively, the
                                        -------------
"Offered Shares"); (iv) the price for which Purchaser proposes to Transfer each
 --------------
Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company
                    -----------------------
may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.


                   (b)  Election by the Company. Within twenty (20) days after
                        -----------------------
receipt of the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Purchaser, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Purchaser shall surrender (if Purchaser has not already done so) the certificate or certificates representing the Offered Shares with stock powers duly endorsed in blank at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Purchaser, the Company shall deliver to Purchaser a check, payable to Purchaser or to such person as Purchaser shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First
                                                                         -----
Refusal Price") in exchange for the Offered Shares. If Purchaser fails to so
-------------
surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Purchaser shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor with stock powers duly endorsed in blank. Notwithstanding the foregoing, in the event any principal, interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Purchaser, the First Refusal
 ------------------
Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase all of the Offered Shares, Purchaser shall be entitled to Transfer the balance of the Offered Shares, subject to Section 6 of the Pledge Agreement, to the transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety
(90) days after the date of the Notice and any proposed Transfer after such ninety (90) day period may be made only by again complying with the procedures set forth in this Section 3.

                   (c)  Termination on Initial Public Offering. This right of
                        --------------------------------------
first refusal shall terminate upon an underwritten public offering of Common Stock by the Company registered under the Securities Act resulting in gross proceeds to the Company and selling shareholders, if applicable, in excess of $50 million and the sale of newly issued Common Stock representing at least fifteen percent (15%) of the outstanding Common Stock of the Company (an "Initial Public Offering").
                                             -----------------------

              4.  Repurchase Option Upon Termination.
                  ----------------------------------

                  (a)  Repurchase Option. Subject to the terms and conditions of
                       -----------------
this Section 4, in the event that Purchaser's employment or other relationship with the Company terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all or any portion
             -----------------
of the Shares acquired by Purchaser under this Agreement for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date") (the
                                               ----------------
"Repurchase Period").
 -----------------


                  (b)  Repurchase Price. The purchase price (the "Repurchase
                       ----------------                           ----------
Price") for each Share to be purchased pursuant to the Repurchase Option shall
-----
equal (a) the greater of Purchase Price and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the Purchase Price and the Fair Market Value (as defined herein) thereof thereafter. The "Book Value" of a Share shall equal $10.00 per Share plus the net income or minus the net loss per share from September 1, 1999 to the end of the fiscal quarter immediately preceding the Termination Date, as determined by the Board of Directors of the Company (the "Board"), acting in good faith and based upon the books and records of the
 -----
Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date, as reasonably determined by the Board in good faith.

                  (c)  Adjustments to Repurchase Price. The Repurchase Price for
                       -------------------------------
any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                  (d)  Repurchase Notice. The Repurchase Option shall be
                       -----------------
exercised by the Company by delivery to Purchaser of a written notice (the "Repurchase Notice") (a) setting forth the Company's intent to exercise the
 -----------------
Repurchase Option and containing the total number of Shares to be sold to the Company pursuant to the Repurchase Option, (b) mailed, via postage pre-paid registered or certified United States mail, to the attention of or otherwise actually delivered to the Purchaser at the Purchaser's most recent address reflected in the Company's payroll records (or to such other representative of the Purchaser or such other address as the Purchaser may duly notice in writing to the Company) and (c) delivered to the Purchaser no later than the last day of the Repurchase Period.

                 (e)  Closing.  The closing of any repurchase under this Section
                      -------
4 shall be at a date to be specified by the Company, such date to be no later than the later to occur of (i) 30 days after the date of the Repurchase Notice and (ii) the last day of the Repurchase Period. The Repurchase Price shall be paid at the closing in the form of a check payable to the Purchaser, in the amount equal to the Repurchase Price, against surrender by the Purchaser of a stock certificate or certificates evidencing the Shares with stock powers duly endorsed in blank. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Purchaser shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor with duly endorsed stock powers. Notwithstanding the foregoing in this Section 4, if any Outstanding Amount is owed to the Company by Purchaser, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Purchaser shall remain obligated and liable to the Company for the unpaid balance thereof.

                 (f)  Termination of Initial Public Offering. This Repurchase
                      --------------------------------------
Option shall terminate upon an Initial Public Offering.


            5.   Obligation to Sell Securities.
                 -----------------------------

                 (a)  Notice of Sale. If FS Equity Partners IV, L.P., a Delaware
                      --------------
limited partnership, ("FS Equity") finds a third-party buyer (the "Third Party
                       ---------                                   -----------
Buyer") for all shares of Common Stock held by it (whether such sale is by way
-----
of purchase, exchange, merger or other form of transaction), upon the request of FS Equity, Purchaser shall sell all of Purchaser's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Purchaser), and otherwise pursuant to the terms and conditions applicable to FS Equity for the sale of its shares of Common Stock. FS Equity shall send Purchaser a written notice ("Sale Notice") of the exercise of its rights under
                             -----------
this Section 5(a).


                 (b)  Closing of Sale.  Purchaser agrees to timely take such
                      ---------------
actions as FS Equity may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Purchaser may have in connection therewith. Without limiting the generality of the foregoing, within 30 days of Purchaser's receipt of the Sale Notice, Purchaser shall deliver to FS Equity, certificates representing Purchaser's Shares to be sold pursuant to this Section 5 together with stock powers duly endorsed in blank. In the event that Purchaser fails to deliver such certificates, Company shall cause the books and records of Company to show that Purchaser's Shares are bound by the provisions of this Section 5 and that such Shares shall be transferred only to the Third Party Buyer upon surrender for transfer by Purchaser. Purchaser hereby grants to FS Equity an irrevocable proxy to vote Purchaser's Shares and to exercise all the rights, powers, privileges and remedies to which a holder of such Shares would be entitled, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Shares on the records books of the Company) by any other person, upon the failure of Purchaser to deliver any of his Shares pursuant to this Section 5 and which proxy shall terminate only upon consummation of the sale of such Shares or 120 days after the Sale Notice is given (or such longer period as may be necessary to complete any applicable regulatory approval process in connection with such sale) if FS Equity has not completed the sale of such Shares in accordance herewith.

                 (c)  Termination Upon Initial Public Offering. The rights of FS
                      ----------------------------------------
Equity under this Section 5 shall terminate upon an Initial Public Offering.

           6.    Tag Along Rights. If FS Equity finds a third-party buyer (other
                 ----------------
than a buyer that is an investment fund or partnership affiliated with FS Equity or a general or limited partner of FS Equity (each a "FS Permitted
                                                      ------------
Transferee")), for all or part of the shares of Common Stock held by FS Equity
----------
(whether such sale is by way of purchase, exchange, merger or other form of transaction), the Purchaser shall have the right (a "Tag Along Right") to sell,
                                                     ---------------
on the terms set forth in a written notice (the "Offering Notice") delivered by
                                                 ---------------
FS Equity to the Purchaser describing the terms of the proposed sale (including the minimum sale price to the shares of Common Stock that FS Equity plans to sell), that amount of the Shares Purchaser then owns which constitutes the same percentage of his Shares as the percentage of Common Stock sold by FS Equity after giving effect to the exercise of the Tag Along Right and all other tag along rights. Each such right shall be exercisable by delivering written notice to FS Equity within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. FS Equity shall have 180 days from the expiration of such 15-day period to consummate the proposed Transfer at a price no greater than the price set forth in the Offering Notice and on terms and conditions no more favorable to FS Equity than those stated in the Offering Notice. Any Shares that continue to be held by FS Equity after such 180-day period shall again be subject to the provisions of this Section 6. The obligations of FS Equity under this Section 6 shall terminate upon an Initial Public Offering.

           7.   Security for Performance. The Company and Purchaser hereby
                ------------------------
acknowledge (a) that Purchaser has agreed to pledge the Shares to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that in connection with such pledge, Purchaser shall enter into the Pledge Agreement as of the Closing Date requiring that the certificates evidencing the Shares (the "Certificates") be held by the Company as security for the payment
             ------------
of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Purchaser shall exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

           8.   Board of Directors.
                ------------------

                (a)  Composition of Board. Subject to Section 8(d), The Limited,
                     ---------------------
Inc., a Delaware corporation ("The Limited") shall be entitled, but not
                               -----------
required, to nominate two members (the "Limited Nominees") of the Board. Subject
                                        ----------------
to Section 8(d), FS Equity shall be entitled, but not required, to nominate four members (the "FS Nominees") of the Board. The seventh member of the Board shall
              -----------
at all times be the then current Chief Executive Officer of the Company. The eighth member of the Board shall at all times be the chairman of the Board and the Purchaser agrees that, at Closing, the chairman of the Board shall be Norman Matthews.

                (b)  Voting of Shares.
                     ----------------

                        (i) Purchaser agrees to vote or cause to be voted all of his Shares at any regular or special meeting of the stockholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of stockholders, and agrees to take or cause to be taken all actions otherwise necessary, to ensure the election to the Board of the Limited Nominees and the FS Nominees and the other directors as required by Section 8(a).

                        (ii) Purchaser hereby agrees to use his best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of stockholders of the Company, and Purchaser hereby agrees to vote or cause to be voted all of his Shares for, or to take or cause to be taken, all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without Cause) of (i) any Limited Nominee if The Limited requests such director's removal for any reason, and (ii) any FS Nominee if FS Equity requests such director's removal for any reason.

                (c) Removal of Nominees. Except as provided in Section 8(b)(ii), Purchaser hereby agrees that it will not vote in favor of the removal of any Limited Nominee or FS Nominee unless such removal shall be for Cause. For the purposes of this Section 8(c), "Cause" shall mean the willful and continued failure by a director substantially to perform his duties as a director of the Company, the willful engaging by a director in conduct which is demonstrably and materially injurious to the Company, or the director's conviction of any crime constituting a felony which involves moral turpitude.

                (d) Reduction in Limited Nominees and FS Nominees. Notwithstanding the foregoing, (i) at such time as The Limited ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, The Limited shall be entitled to designate no more than 1 member of the Board,
(ii) at such time as FS Equity ceases to own Shares representing more than 75% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 3 members of the Board, (iii) at such time as FS Equity ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 2 members of the Board, (iv) at such time as FS Equity ceases to own Shares representing more than 25% of the Shares held by it as a group on August 31, 1999, FS Equity shall be entitled to designate no more than 1 member of the Board and (v) at such time as The Limited or FS Equity shall own less than 5% of the Shares, such stockholder's right to designate members of the Board shall terminate.

            9. Purchaser's Representations, Warranties and Agreements. Purchaser
               -------------------------------------------------------
represents and warrants to the Company as follows:

               (a) Restrictions on Transfer. The Purchaser agrees and
                   -------------------------
acknowledges that the Shares are subject to significant restrictions on transfer as well as certain obligations to sell as set forth in this Agreement.

               (b) Investment Representations. The Purchaser represents and
                   ---------------------------
warrants as follows:

                        (i) The Purchaser is acquiring the Shares for investment for Purchaser's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except in compliance with this Agreement and as permitted by law, including without limitation, the Act. The Purchaser does not have any present intent to resell or distribute all or any part of his Shares in violation of the Securities Act.

                        (ii) The Purchaser has been advised that the Shares have not been registered under the Act, that the Shares may not be sold or otherwise disposed of unless registered thereunder or an exemption from registration is available and that accordingly it may be required to bear the economic risk of the investment in the Shares for an indefinite period of time. The Purchaser also understands that the Company does not have any intention of registering the Shares under the Securities Act or of supplying the information which may be necessary to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act.

                        (iii) The Purchaser (A) has received and reviewed a Disclosure Statement from the Company relating to his investment in the Shares,
(B) by virtue of such Purchaser's employment relationship with the Company is generally knowledgeable regarding the business of the Company and (C) has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he or she deems necessary to evaluate the merits and risks related to his investment in the Shares and no representations concerning such matters or any other matters relating to such investment have been made to the Purchaser except as set forth in this Agreement. The Purchaser has consulted his or her own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for the Purchaser, including the tax and other economic considerations related to the investment.

                        (iv) The Purchaser (A) has knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the purchase of the Shares as contemplated by this Agreement, (B) understands and has taken cognizance of all risk factors related to the purchase of the Shares and (C) is able to bear the economic risk of the investment in the Shares for an indefinite period of time and can afford to suffer a complete loss of the investment in the Shares.

                        (v) The Purchaser has been informed that the offer of the Shares is being made pursuant to an exemption from the registration requirements of the

Securities Act, relating to transactions by an issuer not involving a public offering, and that, consequently, the materials relating to the offer have not been subject to review and comment by the staff of the Securities and Exchange Commission or any other governmental authority.

                        (vi) This Agreement, when signed by or on behalf of the Purchaser on the signature page hereof, shall be validly executed and delivered on behalf of the Purchaser and shall be valid, binding and enforceable against the Purchaser in accordance with its terms.

                        (vii) The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

              10.   Miscellaneous.
                    -------------

                    (a) Legends on Certificates. Any and all certificates now or
                        ------------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

              "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK SUBSCRIPTION AGREEMENT DATED AS OF _________, BY AND BETWEEN GALYAN'S TRADING COMPANY, INC., AN INDIANA CORPORATION, AND THE ORIGINAL PURCHASER HEREOF, COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GALYAN'S TRADING COMPANY, INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

                    (b)  Further Assurances. Each party hereto agrees to perform
                         -------------------
any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

                    (c)  Notices. Except as otherwise provided herein, all
                         --------
notices, requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

                    If to the Company:

                    Galyan's Trading Company, Inc.
                    2437 E. Main Street
                    Plainfield, IN 46168
                    Attn:  Controller
                    Telecopy:        (317) 532-2060

                    If to Purchaser:

                    c/o Galyan's Trading Company, Inc.
                    2437 E. Main Street
                    Plainfield, IN 46168
                    Telecopy:        (317) 532-2060

                    With a copy to:

                    Ice Miller Donadio & Ryan
                    One American Square
                    Box 82001
                    Indianapolis, IN  46282
                    Attn:  Marc W. Sciscoe, Esq.
                    Telecopy:        (317) 236-2219

                    (d) Amendments. This Agreement may be amended only by a
                        -----------
written agreement executed by both of the parties hereto and by FS Equity.

                    (e) Governing-Law. This Agreement shall be governed by and
                        --------------
construed in accordance with the laws of the State of New York.

                    (f) Disputes. In the event of any dispute among the parties
                        ---------
arising out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

                    (g) Entire Agreement. This Agreement constitutes the entire
                        -----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

                    (h) Recapitalizations or Exchanges Affecting the Company's
                        ------------------------------------------------------
Capital. The provisions of this Agreement shall apply to any and all stock or
--------
other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

                    (i) No Rights as an Employee. Nothing in this Agreement
                        -------------------------
shall give Purchaser any rights to continued employment or affect in any manner whatsoever the rights of the Company to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

                    (j) Disclosure. The Company shall have no duty or obligation
                        -----------
to affirmatively disclose to Purchaser, and Purchaser shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Purchaser's employment with the Company.

                    (k) Successors and Assigns. The Company may assign with
                        -----------------------
absolute discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the right of first refusal and/or the Repurchase Option provided for in Section 3 and Section 4 of this Agreement, respectively, to any of its affiliates, successors and/or assigns. FS Equity may assign its rights under Section 5 to any FS Permitted Transferee or to a purchaser of shares of Common Stock then owned by FS Equity. Except as expressly provided in Section 2(c) hereof, Purchaser may not assign any or all of his rights and/or obligations and/or delegate any or all his duties under this Agreement without the prior written consent of the Company and FS Equity. Upon an assignment of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of his duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall, if and to the extent set forth herein, inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

                    (l) Headings. Introductory headings at the beginning of each
                        ---------
section and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

                    (m) Counterparts. This Agreement may be executed in two
                        -------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

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                                      11

                IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    THE COMPANY:

                                    Galyan's Trading Company, Inc.,
                                    an Indiana corporation

                                    By:
                                       ----------------------------------






                                    PURCHASER:


                                    -------------------------------------
















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